Filed pursuant to Rule 497

Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 8 dated November 26, 2019

To

Prospectus dated April 29, 2019

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated April 29, 2019 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through November 25, 2019, we have issued 96,569,088 shares of our common stock for gross proceeds of approximately $895.73 million. As of November 25, 2019, we had raised total gross proceeds of approximately $895.73 million, including seed capital contributed by Owl Rock Capital Advisors LLC (the “Adviser”) in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

RECENT DEVELOPMENTS

144A Note Offering

On November 21, 2019, we and Owl Rock Capital Advisors LLC (the “Advisor”), on the one hand, entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC, as representatives of the several initial purchasers listed on Schedule 1 thereto (the “Initial Purchasers”), and GreensLedge Capital Markets LLC, as the capital markets advisor (the “Capital Markets Advisor”), on the other hand, which Purchase Agreement relates to our sale of $300 million aggregate principal amount of its 4.625% notes due 2024 (the “Notes”) to the Initial Purchasers in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A promulgated under the Securities Act. We relied upon these exemptions from registration based in part on representations made by the Initial Purchasers. The Purchase Agreement also includes customary representations, warranties and covenants by us. Under the terms of the Purchase Agreement, we have agreed to indemnify the Initial Purchasers against certain liabilities under the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration. The net proceeds from the sale of the Notes were approximately $294.7 million, after deducting the fees paid to the Initial Purchasers and Capital Markets Advisor and estimated offering expenses of approximately $850,000, each payable by us. We intend to use the net proceeds to pay down a portion of our subsidiaries’ outstanding indebtedness.

The Notes were issued pursuant to an Indenture dated as of November 26, 2019 (the “Base Indenture”), between us and Wells Fargo Bank, National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of November 26, 2019 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between us and the Trustee. The Notes will mature on November 26, 2024, unless repurchased or redeemed in accordance with their terms prior to such date. The Notes bear interest at a rate of 4.625% per year payable semi-annually on May 26 and November 26 of each year, commencing on May 26, 2020. The Notes will be our direct, general unsecured obligations and will rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes. The Notes will rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior, including, without limitation, the promissory notes pursuant to which we may borrow up to an aggregate of $50 million from the Advisor, of which none was outstanding as of September 30, 2019.  The Notes will rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness.  The Notes will rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities including, without limitation, borrowings under the Credit Agreement among ORCC II Financing LLC and OR Lending II LLC, each our wholly-owned subsidiary, as Borrowers, and the lenders from time to time parties thereto, Goldman Sachs Bank USA as sole lead arranger, syndication agent and administrative agent, State Street Bank and Trust Company as collateral administrator and collateral agent and Cortland Capital Market Services LLC as collateral custodian, of which approximately $518.6 million was outstanding as of September 30, 2019.

The Indenture contains certain covenants, including covenants requiring us to (i) comply with the asset coverage requirements of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the Notes and the Trustee if we are no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, if a change of control repurchase event, as defined in the Indenture, occurs prior to maturity, holders of the Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date.